EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues
Discount revenue	$8,780	$8,855	$8,380	$8,580	$8,408	4	$26,015	$24,836	5
Net card fees	2,170	2,060	1,974	1,907	1,846	18	6,204	5,348	16
Service fees and other revenue	1,267	1,280	1,292	1,294	1,261	—	3,839	3,711	3
Processed revenue	413	408	386	414	424	(3)	1,207	1,291	(7)
Total non-interest revenues	12,630	12,603	12,032	12,195	11,939	6	37,265	35,186	6
Interest income
Interest on loans	5,442	5,092	5,058	4,910	4,635	17	15,592	12,787	22
Interest and dividends on investment securities	18	25	25	31	33	(45)	68	97	(30)
Deposits with banks and other	689	677	692	611	572	20	2,058	1,547	33
Total interest income	6,149	5,794	5,775	5,552	5,240	17	17,718	14,431	23
Interest expense
Deposits	1,446	1,425	1,427	1,385	1,290	12	4,298	3,480	24
Long-term debt and other	697	639	579	563	508	37	1,915	1,421	35
Total interest expense	2,143	2,064	2,006	1,948	1,798	19	6,213	4,901	27
Net interest income	4,006	3,730	3,769	3,604	3,442	16	11,505	9,530	21
Total revenues net of interest expense	16,636	16,333	15,801	15,799	15,381	8	48,770	44,716	9
Provisions for credit losses
Card Member receivables	170	226	196	222	206	(17)	592	658	(10)
Card Member loans	1,114	970	1,014	1,148	982	13	3,098	2,691	15
Other	72	72	59	67	45	60	203	137	48
Total provisions for credit losses	1,356	1,268	1,269	1,437	1,233	10	3,893	3,486	12
Total revenues net of interest expense after provisions for credit losses	15,280	15,065	14,532	14,362	14,148	8	44,877	41,230	9

Expenses
Card Member rewards	4,168	4,227	3,774	3,851	3,794	10	12,169	11,516	6
Business development	1,430	1,427	1,392	1,483	1,393	3	4,249	4,174	2
Card Member services	1,179	1,154	1,171	1,063	973	21	3,504	2,905	21
Marketing	1,470	1,480	1,476	1,228	1,236	19	4,426	3,985	11
Salaries and employee benefits	2,049	1,949	2,098	2,131	2,047	—	6,096	5,936	3
Professional services	579	542	455	645	477	21	1,576	1,384	14
Data processing and equipment	725	701	657	764	704	3	2,083	2,041	2
Other, net	476	(205)	364	685	424	12	635	1,288	(51)
Total expenses	12,076	11,275	11,387	11,850	11,048	9	34,738	33,229	5
Pretax income	3,204	3,790	3,145	2,512	3,100	3	10,139	8,001	27
Income tax provision	697	775	708	579	649	7	2,180	1,560	40
Net income	$2,507	$3,015	$2,437	$1,933	$2,451	2	$7,959	$6,441	24
Net income attributable to common shareholders (A)	$2,474	$2,977	$2,405	$1,904	$2,418	2	$7,856	$6,348	24
Effective tax rate	21.8%	20.4%	22.5%	23.0%	20.9%		21.5%	19.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$3.50	$4.16	$3.34	$2.63	$3.30	6	$10.99	$8.60	28
Average common shares outstanding	708	716	721	725	732	(3)	715	738	(3)
Diluted
Net income attributable to common shareholders	$3.49	$4.15	$3.33	$2.62	$3.30	6	$10.97	$8.59	28
Average common shares outstanding	709	717	722	726	733	(3)	716	739	(3)
Cash dividends declared per common share	$0.70	$0.70	$0.70	$0.60	$0.60	17	$2.10	$1.80	17
See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change
Assets
Cash & cash equivalents	$47,918	$52,895	$54,213	$46,596	$43,908	9
Card Member receivables, less reserves	58,886	59,485	59,624	60,237	58,651	—
Card Member loans, less reserves	128,960	125,530	121,348	120,877	113,257	14
Investment securities	1,268	1,210	2,232	2,186	3,160	(60)
Other (B)	33,947	33,099	31,844	31,212	31,611	7
Total assets	$270,979	$272,219	$269,261	$261,108	$250,587	8

Liabilities and Shareholders' Equity
Customer deposits	$135,438	$133,746	$134,418	$129,144	$124,439	9
Short-term borrowings	1,457	1,639	1,742	1,293	1,613	(10)
Long-term debt	53,546	51,521	48,826	47,866	46,447	15
Other (B)	50,831	55,773	55,511	54,748	50,764	—
Total liabilities	241,272	242,679	240,497	233,051	223,263	8

Shareholders' Equity	29,707	29,540	28,764	28,057	27,324	9
Total liabilities and shareholders' equity	$270,979	$272,219	$269,261	$261,108	$250,587	8

Return on average equity (C)	33.9%	41.4%	34.3%	31.5%	36.3%
Return on average common equity (C)	35.3%	43.2%	35.9%	33.0%	38.0%
Book value per common share (dollars)	$39.92	$39.26	$37.79	$36.61	$35.32	13

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23
Shares Outstanding (in millions)
Beginning of period	712	719	723	729	736
Repurchase of common shares	(8)	(7)	(5)	(6)	(8)
Net impact of employee benefit plans and others	—	—	1	—	1
End of period	704	712	719	723	729

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.7%	10.8%	10.6%	10.5%	10.7%
Tier 1	11.4%	11.5%	11.3%	11.3%	11.5%
Total	13.4%	13.5%	13.2%	13.1%	13.4%

Common Equity Tier 1	$24.6	$24.6	$23.7	$23.2	$22.5
Tier 1 Capital	$26.2	$26.1	$25.3	$24.8	$24.0
Tier 2 Capital	$4.6	$4.6	$4.1	$4.0	$4.0
Total Capital	$30.8	$30.7	$29.4	$28.8	$28.0
RWA	$229.9	$227.8	$223.4	$219.7	$209.4
Tier 1 Leverage	9.8%	9.9%	9.8%	9.9%	10.0%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$267.6	$263.3	$257.6	$249.6	$240.9

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Network volumes (Billions) (E)	$441.0	$440.6	$419.2	$434.4	$420.2	5	$1,300.8	$1,245.7	4
Billed business (E)	$387.3	$388.2	$367.0	$379.8	$366.2	6	$1,142.5	$1,079.8	6
Processed volumes (E)	$53.7	$52.4	$52.2	$54.6	$54.0	(1)	$158.3	$165.9	(5)

Card Member loans	$134,548	$130,851	$126,619	$125,995	$117,978	14	$134,548	$117,978	14

Cards-in-force (F)	145.5	144.3	142.4	141.2	138.2	5	145.5	138.2	5
Proprietary cards-in-force	82.9	82.1	81.1	80.2	79.6	4	82.9	79.6	4

Basic cards-in-force (F)	122.4	121.4	119.8	118.7	115.9	6	122.4	115.9	6
Proprietary basic cards-in-force	63.7	63.1	62.3	61.7	61.2	4	63.7	61.2	4

Proprietary new cards acquired (G)	3.3	3.3	3.4	2.9	2.9	14	10.0	9.4	6

Average proprietary basic Card Member spending (dollars)	$6,110	$6,192	$5,919	$6,179	$6,000	2	$18,224	$17,879	2

Average fee per card (dollars) (H)	$105	$101	$98	$95	$93	13	$101	$91	11

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (I)					Reported	FX-Adjusted (I)
	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YTD'24	YTD'24
Network volumes (E)	5%	3%	5%	5%	7%	5%	4%	6%	5%	6%	4%	5%
Billed business (E)	6	5	6	6	8	6	6	7	6	7	6	6
U.S. Consumer Services	6	6	8	7	9	n/a	n/a	n/a	n/a	n/a	7	n/a
Commercial Services	1	2	2	1	1	1	2	2	1	1	1	2
International Card Services	13	10	11	14	18	13	13	13	13	15	12	13
Processed volumes (E)	(1)	(10)	(2)	(2)	(3)	1	(7)	2	(1)	(1)	(5)	(1)

Merchant industry billed business
Goods & Services (G&S) spend (73% of Q3'24 billed business)	6	5	6	5	6	6	6	6	5	6	6	6
T&E spend (27% of Q3'24 billed business)	6	6	8	9	13	6	7	8	9	13	7	7
Airline spend (6% of Q3'24 billed business)	6	4	8	7	13	6	5	9	6	12	6	7

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (J)	2.2%	2.4%	2.3%	2.2%	2.0%		2.3%	1.9%
Net write-off rate (principal only) (J)(K)	1.9%	2.1%	2.1%	2.0%	1.8%		2.1%	1.7%
30+ days past due as a % of total (K)	1.3%	1.2%	1.3%	1.3%	1.2%		1.3%	1.2%

Card Member loans
Total Card Member loans	$134,548	$130,851	$126,619	$125,995	$117,978	14	$134,548	$117,978	14
Credit loss reserves
Beginning balance	$5,321	$5,271	$5,118	$4,721	$4,390	21	$5,118	$3,747	37
Provisions - principal, interest and fees	1,114	970	1,014	1,148	982	13	3,098	2,691	15
Net write-offs - principal less recoveries	(701)	(753)	(705)	(631)	(525)	34	(2,159)	(1,412)	53
Net write-offs - interest and fees less recoveries	(152)	(160)	(150)	(133)	(114)	33	(462)	(310)	49
Other (L)	6	(7)	(6)	13	(12)	#	(7)	5	#
Ending balance	$5,588	$5,321	$5,271	$5,118	$4,721	18	$5,588	$4,721	18
% of loans	4.2%	4.1%	4.2%	4.1%	4.0%		4.2%	4.0%
% of past due	297%	312%	297%	297%	316%		297%	316%
Average loans	$132,956	$128,321	$124,720	$121,774	$116,626	14	$128,652	$112,350	15
Net write-off rate (principal, interest and fees) (J)	2.6%	2.8%	2.7%	2.5%	2.2%		2.7%	2.0%
Net write-off rate (principal only) (J)(K)	2.1%	2.3%	2.3%	2.1%	1.8%		2.2%	1.7%
30+ days past due as a % of total (K)	1.4%	1.3%	1.4%	1.4%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans (M)	12.0%	11.7%	12.2%	11.7%	11.7%		11.9%	11.3%
Net interest yield on average Card Member loans (M)	12.0%	11.7%	12.0%	11.7%	11.7%		11.9%	11.4%

Card Member receivables
Total Card Member receivables	$59,042	$59,656	$59,775	$60,411	$58,825	—	$59,042	$58,825	—
Credit loss reserves
Beginning balance	$171	$151	$174	$174	$210	(19)	$174	$229	(24)
Provisions - principal and fees	170	226	196	222	206	(17)	592	658	(10)
Net write-offs - principal and fees less recoveries	(187)	(205)	(217)	(223)	(241)	(22)	(609)	(714)	(15)
Other (L)	2	(1)	(2)	1	(1)	#	(1)	1	#
Ending balance	$156	$171	$151	$174	$174	(10)	$156	$174	(10)
% of receivables	0.3%	0.3%	0.3%	0.3%	0.3%		0.3%	0.3%
Net write-off rate (principal and fees) (J)	1.3%	1.4%	1.5%	1.5%	1.7%		1.4%	1.7%
Net write-off rate (principal only) (J)(K)	1.4%	1.5%	1.7%	1.7%	1.9%		1.6%	1.9%
30+ days past due as a % of total (K)	0.9%	0.9%	1.1%	1.1%	1.1%		0.9%	1.1%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Other loans (B)
Total other loans	$8,460	$8,157	$7,601	$7,086	$6,591	28	$8,460	$6,591	28
Credit loss reserves
Beginning balance	$140	$136	$126	$108	$98	43	$126	$59	#
Provisions	60	49	53	52	39	54	162	122	33
Net write-offs	(46)	(45)	(43)	(34)	(29)	59	(134)	(73)	84
Other (L)	—	—	—	—	—	—	—	—	—
Ending balance	$154	$140	$136	$126	$108	43	$154	$108	43
% of other loans	1.8%	1.7%	1.8%	1.8%	1.6%		1.8%	1.6%

Other receivables (B)
Total other receivables	$3,800	$3,889	$3,785	$3,654	$4,384	(13)	$3,800	$4,384	(13)
Credit loss reserves
Beginning balance	$44	$27	$27	$27	$24	83	$27	$22	23
Provisions	12	23	6	15	6	#	41	15	#
Net write-offs	(6)	(4)	(6)	(16)	(3)	#	(16)	(10)	60
Other (L)	(1)	(2)	—	1	—	—	(3)	—	—
Ending balance	$49	$44	$27	$27	$27	81	$49	$27	81
% of other receivables	1.3%	1.1%	0.7%	0.7%	0.6%		1.3%	0.6%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q3'24
Non-interest revenues	$5,028	$3,304	$2,659	$1,667	$(28)	$12,630
Interest income	3,722	1,142	588	11	686	6,149
Interest expense	806	448	311	(169)	747	2,143
Total revenues net of interest expense	7,944	3,998	2,936	1,847	(89)	16,636
Total provisions for credit losses	812	374	158	10	2	1,356
Total revenues net of interest expense after provisions for credit losses	7,132	3,624	2,778	1,837	(91)	15,280
Card Member rewards, business development, Card Member services and marketing	4,325	1,935	1,583	381	23	8,247
Salaries and employee benefits and other operating expenses	1,148	781	740	465	695	3,829
Total expenses	5,473	2,716	2,323	846	718	12,076
Pretax income (loss)	$1,659	$908	$455	$991	$(809)	$3,204
Q3'23
Non-interest revenues	$4,680	$3,257	$2,390	$1,656	$(44)	$11,939
Interest income	3,228	881	538	14	579	5,240
Interest expense	700	391	285	(181)	603	1,798
Total revenues net of interest expense	7,208	3,747	2,643	1,851	(68)	15,381
Total provisions for credit losses	752	323	154	6	(2)	1,233
Total revenues net of interest expense after provisions for credit losses	6,456	3,424	2,489	1,845	(66)	14,148
Card Member rewards, business development, Card Member services and marketing	3,804	1,818	1,376	390	8	7,396
Salaries and employee benefits and other operating expenses	1,068	754	726	469	635	3,652
Total expenses	4,872	2,572	2,102	859	643	11,048
Pretax income (loss)	$1,584	$852	$387	$986	$(709)	$3,100
YOY % change
Non-interest revenues	7	1	11	1	36	6
Interest income	15	30	9	(21)	18	17
Interest expense	15	15	9	7	24	19
Total revenues net of interest expense	10	7	11	—	(31)	8
Total provisions for credit losses	8	16	3	67	#	10
Total revenues net of interest expense after provisions for credit losses	10	6	12	—	(38)	8
Card Member rewards, business development, Card Member services and marketing	14	6	15	(2)	#	12
Salaries and employee benefits and other operating expenses	7	4	2	(1)	9	5
Total expenses	12	6	11	(2)	12	9
Pretax income (loss)	5	7	18	1	(14)	3

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$5,028	$5,029	$4,766	$4,782	$4,680	7	$14,823	$13,682	8
Interest income	3,722	3,474	3,481	3,399	3,228	15	10,677	8,937	19
Interest expense	806	771	748	786	700	15	2,325	1,898	22
Net interest income	2,916	2,703	2,733	2,613	2,528	15	8,352	7,039	19
Total revenues net of interest expense	7,944	7,732	7,499	7,395	7,208	10	23,175	20,721	12
Total provisions for credit losses	812	706	727	860	752	8	2,245	1,995	13
Total revenues net of interest expense after provisions for credit losses	7,132	7,026	6,772	6,535	6,456	10	20,930	18,726	12
Card Member rewards, business development, Card Member services and marketing	4,325	4,351	4,075	3,811	3,804	14	12,751	11,582	10
Salaries and employee benefits and other operating expenses	1,148	1,115	1,084	1,255	1,068	7	3,347	3,180	5
Total expenses	5,473	5,466	5,159	5,066	4,872	12	16,098	14,762	9
Pretax segment income	$1,659	$1,560	$1,613	$1,469	$1,584	5	$4,832	$3,964	22

Billed business (billions) (E)	$162.3	$165.1	$153.4	$159.7	$153.5	6	$480.8	$451.1	7
Proprietary cards-in-force (F)	45.7	45.2	44.4	43.8	43.4	5	45.7	43.4	5
Proprietary basic cards-in-force (F)	32.1	31.7	31.1	30.7	30.4	6	32.1	30.4	6
Average proprietary basic Card Member spending (dollars)	$5,091	$5,258	$4,962	$5,229	$5,062	1	$15,313	$15,072	2

Segment assets	$106,201	$108,224	$104,297	$107,158	$98,218	8	$106,201	$98,218	8

Card Member loans
Total loans	$86,752	$84,958	$82,255	$83,207	$77,718	12	$86,752	$77,718	12
Average loans	$86,223	$83,452	$81,746	$80,304	$77,080	12	$83,847	$74,418	13
Net write-off rate (principal, interest and fees) (J)	2.6%	2.9%	2.8%	2.5%	2.2%		2.8%	2.0%
Net write-off rate (principal only) (J)	2.1%	2.4%	2.3%	2.1%	1.7%		2.2%	1.6%
30+ days past due as a % of total	1.4%	1.3%	1.4%	1.4%	1.3%		1.4%	1.3%

Net interest income divided by average Card Member loans (M)	13.5%	13.0%	13.4%	12.9%	13.0%		13.3%	12.6%
Net interest yield on average Card Member loans (M)	13.0%	12.6%	13.0%	12.7%	12.7%		12.9%	12.4%

Card Member receivables
Total receivables	$13,168	$13,796	$13,588	$14,789	$13,211	—	$13,168	$13,211	—
Net write-off rate (principal and fees) (J)	1.2%	1.2%	1.5%	1.3%	1.3%		1.3%	1.3%
Net write-off rate (principal only) (J)	1.1%	1.1%	1.3%	1.2%	1.2%		1.2%	1.2%
30+ days past due as a % of total	0.7%	0.7%	0.8%	0.8%	0.9%		0.7%	0.9%

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$3,304	$3,333	$3,194	$3,266	$3,257	1	$9,831	$9,665	2
Interest income	1,142	1,051	1,005	949	881	30	3,198	2,379	34
Interest expense	448	430	414	407	391	15	1,292	1,076	20
Net interest income	694	621	591	542	490	42	1,906	1,303	46
Total revenues net of interest expense	3,998	3,954	3,785	3,808	3,747	7	11,737	10,968	7
Total provisions for credit losses	374	349	355	368	323	16	1,078	945	14
Total revenues net of interest expense after provisions for credit losses	3,624	3,605	3,430	3,440	3,424	6	10,659	10,023	6
Card Member rewards, business development, Card Member services and marketing	1,935	1,958	1,819	1,855	1,818	6	5,712	5,567	3
Salaries and employee benefits and other operating expenses	781	742	733	919	754	4	2,256	2,261	—
Total expenses	2,716	2,700	2,552	2,774	2,572	6	7,968	7,828	2
Pretax segment income	$908	$905	$878	$666	$852	7	$2,691	$2,195	23

Billed business (billions) (E)	$131.0	$132.3	$127.1	$131.3	$129.5	1	$390.4	$384.7	1
Proprietary cards-in-force (F)	15.5	15.4	15.4	15.4	15.4	1	15.5	15.4	1
Average proprietary basic Card Member spending (dollars)	$8,474	$8,588	$8,261	$8,515	$8,434	—	$25,319	$25,234	—

Segment assets	$59,716	$58,993	$58,143	$55,361	$56,585	6	$59,716	$56,585	6

Card Member loans
Total loans	$29,869	$28,621	$27,634	$25,838	$25,150	19	$29,869	$25,150	19
Average loans	$29,428	$28,031	$26,553	$25,608	$24,415	21	$27,979	$23,312	20
Net write-off rate (principal, interest and fees) (J)	2.6%	2.7%	2.6%	2.4%	2.0%		2.7%	1.8%
Net write-off rate (principal only) (J)	2.2%	2.3%	2.3%	2.1%	1.8%		2.3%	1.5%
30+ days past due as a % of total	1.5%	1.4%	1.5%	1.4%	1.2%		1.5%	1.2%

Net interest income divided by average Card Member loans (M)	9.4%	8.9%	9.0%	8.4%	8.0%		9.1%	7.5%
Net interest yield on average Card Member loans (M)	10.9%	10.5%	10.6%	10.3%	10.1%		10.7%	9.7%

Card Member receivables
Total receivables	$26,341	$26,737	$27,024	$26,222	$28,280	(7)	$26,341	$28,280	(7)
Net write-off rate (principal and fees) (J)	1.3%	1.4%	1.4%	1.5%	1.5%		1.4%	1.5%
Net write-off rate (principal only) - small business (J)	1.8%	2.0%	2.1%	2.0%	2.1%		2.0%	2.1%
30+ days past due as a % of total - small business	1.2%	1.2%	1.4%	1.5%	1.4%		1.2%	1.4%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.5%	0.4%	0.4%		0.4%	0.4%

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$2,659	$2,548	$2,437	$2,466	$2,390	11	$7,644	$7,006	9
Interest income	588	577	583	574	538	9	1,748	1,502	16
Interest expense	311	303	307	348	285	9	921	770	20
Net interest income	277	274	276	226	253	9	827	732	13
Total revenues net of interest expense	2,936	2,822	2,713	2,692	2,643	11	8,471	7,738	9
Total provisions for credit losses	158	192	182	194	154	3	532	533	—
Total revenues net of interest expense after provisions for credit losses	2,778	2,630	2,531	2,498	2,489	12	7,939	7,205	10
Card Member rewards, business development, Card Member services and marketing	1,583	1,592	1,555	1,488	1,376	15	4,730	4,181	13
Salaries and employee benefits and other operating expenses	740	748	724	866	726	2	2,212	2,195	1
Total expenses	2,323	2,340	2,279	2,354	2,102	11	6,942	6,376	9
Pretax segment income (loss)	$455	$290	$252	$144	$387	18	$997	$829	20

Billed business (billions) (E)	$93.6	$90.2	$85.4	$88.1	$82.7	13	$269.2	$241.4	12
Proprietary cards-in-force (F)	21.7	21.5	21.3	21.0	20.8	4	21.7	20.8	4
Proprietary basic cards-in-force (F)	16.2	16.0	15.8	15.6	15.4	5	16.2	15.4	5
Average proprietary basic Card Member spending (dollars)	$5,829	$5,681	$5,436	$5,684	$5,382	8	$16,956	$15,861	7

Segment assets	$43,073	$41,982	$41,472	$42,234	$38,553	12	$43,073	$38,553	12

Card Member loans - consumer and small business
Total loans	$17,927	$17,272	$16,730	$16,950	$15,110	19	$17,927	$15,110	19
Average loans	$17,305	$16,838	$16,422	$15,862	$15,131	14	$16,826	$14,620	15
Net write-off rate (principal, interest and fees) (J)	2.4%	2.5%	2.6%	2.5%	2.6%		2.5%	2.5%
Net write-off rate (principal only) (J)	2.0%	2.1%	2.2%	2.1%	2.1%		2.1%	2.1%
30+ days past due as a % of total	1.2%	1.2%	1.3%	1.3%	1.4%		1.2%	1.4%

Net interest income divided by average Card Member loans (M)	6.4%	6.5%	6.8%	5.6%	6.6%		6.6%	6.7%
Net interest yield on average Card Member loans (M)	8.8%	9.0%	9.5%	9.1%	9.4%		9.1%	9.2%

Card Member receivables
Total receivables	$19,533	$19,123	$19,163	$19,400	$17,334	13	$19,533	$17,334	13
Net write-off rate (principal and fees) (J)	1.3%	1.5%	1.6%	1.8%	2.2%		1.5%	2.2%
Net write-off rate (principal only) - consumer and small business (J)	1.4%	1.6%	1.7%	1.8%	2.4%		1.6%	2.4%
30+ days past due as a % of total - consumer and small business	0.9%	0.9%	1.0%	1.0%	1.1%		0.9%	1.1%
90+ days past billing as a % of total - corporate	0.4%	0.4%	0.5%	0.5%	0.6%		0.4%	0.6%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$1,667	$1,684	$1,655	$1,693	$1,656	1	$5,006	$4,927	2
Interest income	11	13	17	15	14	(21)	41	42	(2)
Interest expense	(169)	(176)	(198)	(233)	(181)	7	(543)	(486)	(12)
Net interest income	180	189	215	248	195	(8)	584	528	11
Total revenues net of interest expense	1,847	1,873	1,870	1,941	1,851	—	5,590	5,455	2
Total provisions for credit losses	10	20	6	14	6	67	36	13	#
Total revenues net of interest expense after provisions for credit losses	1,837	1,853	1,864	1,927	1,845	—	5,554	5,442	2
Business development, Card Member services and marketing	381	374	352	457	390	(2)	1,107	1,198	(8)
Salaries and employee benefits and other operating expenses	465	(58)	495	648	469	(1)	902	1,410	(36)
Total expenses	846	316	847	1,105	859	(2)	2,009	2,608	(23)
Pretax segment income	$991	$1,537	$1,017	$822	$986	1	$3,545	$2,834	25

Total network volumes (billions) (E)	$441.0	$440.6	$419.2	$434.4	$420.2	5	$1,300.8	$1,245.7	4

Segment assets	$17,739	$24,446	$24,885	$23,714	$20,764	(15)	$17,739	$20,764	(15)

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23
ROE
Annualized Net income	$10,028	$12,060	$9,748	$8,374	$9,804
Average shareholders' equity	$29,623	$29,152	$28,410	$26,557	$27,013
Return on average equity (C)	33.9%	41.4%	34.3%	31.5%	36.3%

Reconciliation of ROCE
Annualized Net income	$10,028	$12,060	$9,748	$8,374	$9,804
Preferred share dividends and equity related adjustments	58	59	57	58	58
Earnings allocated to participating share awards and other	75	92	73	64	75
Net income attributable to common shareholders	$9,895	$11,909	$9,618	$8,252	$9,671

Average shareholders' equity	$29,623	$29,152	$28,410	$26,557	$27,013
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$28,039	$27,568	$26,826	$24,973	$25,429
Return on average common equity (C)	35.3%	43.2%	35.9%	33.0%	38.0%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	YTD'24	YTD'23
Consolidated
Net interest income	$4,006	$3,730	$3,769	$3,604	$3,442	$11,505	$9,530
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	940	912	882	821	770	2,734	2,122
Interest income not attributable to our Card Member loan portfolio (O)	(940)	(920)	(916)	(824)	(767)	(2,776)	(2,072)
Adjusted net interest income (M)	$4,006	$3,722	$3,735	$3,601	$3,445	$11,463	$9,580
Average Card Member loans	$132,956	$128,321	$124,720	$121,774	$116,626	$128,652	$112,350
Net interest income divided by average Card Member loans (M)	12.0%	11.7%	12.2%	11.7%	11.7%	11.9%	11.3%
Net interest yield on average Card Member loans (M)	12.0%	11.7%	12.0%	11.7%	11.7%	11.9%	11.4%

U.S. Consumer Services
Net interest income	$2,916	$2,703	$2,733	$2,613	$2,528	$8,352	$7,039
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	45	44	36	71	41	125	121
Interest income not attributable to our Card Member loan portfolio (O)	(143)	(132)	(122)	(112)	(101)	(397)	(274)
Adjusted net interest income (M)	$2,818	$2,615	$2,647	$2,572	$2,468	$8,080	$6,886
Average Card Member loans	$86,223	$83,452	$81,746	$80,304	$77,080	$83,847	$74,418
Net interest income divided by average Card Member loans (M)	13.5%	13.0%	13.4%	12.9%	13.0%	13.3%	12.6%
Net interest yield on average Card Member loans (M)	13.0%	12.6%	13.0%	12.7%	12.7%	12.9%	12.4%

Commercial Services
Net interest income	$694	$621	$591	$542	$490	$1,906	$1,303
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	193	190	184	186	185	567	525
Interest income not attributable to our Card Member loan portfolio (O)	(84)	(81)	(74)	(65)	(55)	(239)	(139)
Adjusted net interest income (M)	$803	$730	$701	$663	$620	$2,234	$1,689
Average Card Member loans	$29,428	$28,031	$26,553	$25,608	$24,415	$27,979	$23,312
Net interest income divided by average Card Member loans (M)	9.4%	8.9%	9.0%	8.4%	8.0%	9.1%	7.5%
Net interest yield on average Card Member loans (M)	10.9%	10.5%	10.6%	10.3%	10.1%	10.7%	9.7%

International Card Services
Net interest income	$277	$274	$276	$226	$253	$827	$732
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	122	118	126	156	121	366	319
Interest income not attributable to our Card Member loan portfolio (O)	(14)	(15)	(15)	(16)	(17)	(44)	(46)
Adjusted net interest income (M)	$385	$377	$387	$366	$357	$1,149	$1,005
Average Card Member loans	$17,305	$16,838	$16,422	$15,862	$15,131	$16,826	$14,620
Net interest income divided by average Card Member loans (M)	6.4%	6.5%	6.8%	5.6%	6.6%	6.6%	6.7%
Net interest yield on average Card Member loans (M)	8.8%	9.0%	9.5%	9.1%	9.4%	9.1%	9.2%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $18 million, $23 million, $18 million, $14 million and $19 million in Q3'24, Q2'24, Q1'24, Q4'23 and Q3'23, respectively; and (ii) dividends on preferred shares of $15 million, $15 million, $14 million, $15 million and $14 million in Q3'24, Q2'24, Q1'24, Q4'23 and Q3'23, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent the total of billed business and processed volumes. Billed business (Card Member spending) represents transaction volumes (including cash advances) on payment products issued by American Express. Processed volumes represent transaction volumes (including cash advances) on cards issued under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Proprietary new cards acquired represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.
(H)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(I)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(J)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(K)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(L)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(M)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(N)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(O)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.